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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                -----------------



                           AMENDMENT NO. 2 TO FORM 8-K
                                       ON
                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2002



                                -----------------



                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)



        LOUISIANA                   1-12227                   72-1106167
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                        Identification Number)
          4171 ESSEN LANE
      BATON ROUGE, LOUISIANA                                   70809
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (225) 932-2500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts (including without limitation statements to the effect that The Shaw Group Inc. (the "Company", "Shaw" or "we") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q reports, and on the Company's web-site under the heading "Forward Looking Statement." These documents are also available from the Securities and Exchange Commission or from the Investor Relations department of Shaw. For more information on the Company and announcements it makes from time to time on a regional basis visit our web site at www.shawgrp.com.

ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

            Effective as of May 3, 2002, we purchased substantially all of the assets of The IT Group, Inc. and its subsidiaries (collectively, "IT Group"), other than Beneco Enterprises, Inc. ("Beneco"), as part of a Chapter 11 bankruptcy proceeding for IT Group. In a separate transaction, on June 15, 2002, we acquired substantially all of the assets and assumed certain liabilities of Beneco, a subsidiary of IT Group. The Beneco acquisition was completed as part of a separate Chapter 11 bankruptcy reorganization proceeding solely for Beneco. Additional information about these purchases has previously been disclosed in our amended Form 8-K filed with the Securities and Exchange Commission on July 12, 2002. That amended Form 8-K also included certain historical financial statements and related notes for IT Group and certain of our pro forma financial information giving effect to the acquisitions of IT Group and Beneco. This amended Form 8-K is being filed to provide the unaudited financial statements and related notes for IT Group as of and for the three months ended March 29, 2002, which information was inadvertently omitted from our amended Form 8-K filed with the Securities and Exchange Commission on July 12, 2002.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a)    Financial Statements of Businesses Acquired

         The following financial statements of The IT Group, Inc. are filed with this report as Exhibit 99.1 and incorporated herein by reference:

                                       2

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(i)   Unaudited Condensed Consolidated Balance Sheets as of March 29, 2002 and
      December 28, 2001;

(ii) Unaudited Condensed Consolidated Statements of Operations for the three months ended March 29, 2002 and March 30, 2001;

(iii) Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 29, 2002 and March 30, 2001; and

(iv)  Notes to Unaudited Condensed Consolidated Financial Statements.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits

               *2.1 Composite Asset Purchase Agreement, dated as of January 23, 2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments: (i) Amendment No. 1, dated January 24, 2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated January 29, 2002, to Asset Purchase Agreement, and (iii) a letter agreement amending Section 8.04(a)(ii) of the Asset Purchase Agreement, dated as of April 30, 2002, between The IT Group, Inc. and The Shaw Group Inc.

               *2.2 Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

               *2.3 Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

               **99.1 Unaudited Condensed Consolidated Financial Statements of The IT Group, Inc. as of and for the three months ended March 29, 2002.

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       * Previously filed as the same numbered exhibit to the initial filing of this report.
      ** Filed herewith.

                                       3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SHAW GROUP INC.
                                            (Registrant)

Date: May 16, 2003                          /s/ Robert L. Belk
                                            ----------------------------------
                                            Robert L. Belk
                                            Executive Vice President and Chief
                                            Financial Officer












                                       4
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                                 EXHIBIT INDEX


        Exhibits        Description of Exhibits
        --------        -----------------------

          *2.1 Composite Asset Purchase Agreement, dated as of January 23, 2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments: (i) Amendment No. 1, dated January 24, 2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated January 29, 2002, to Asset Purchase Agreement, and (iii) a letter agreement amending Section 8.04(a)(ii) of the Asset Purchase Agreement, dated as of April 30, 2002, between The IT Group, Inc. and The Shaw Group Inc.

          *2.2 Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

          *2.3 Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc.

          **99.1 Unaudited Condensed Consolidated Financial Statements of The IT Group, Inc. as of and for the three months ended March 29, 2002.

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       * Previously filed as the same numbered exhibit to the initial filing of this report.
      ** Filed herewith.